UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

OCCULOGIX, INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000 51030 (Commission File Number)	59-343-4771 (IRS Employer Identification No.)

2600 Skymark Avenue, Unit 9, Suite 201
Mississauga, Ontario L4W 5B2
(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

OccuLogix, Inc. (the “Company”) has formed a Scientific Advisory Board to advise the Company on its continuing research and development activities. The inaugural members of the Company’s Scientific Advisory Board are Drs. Mark S. Blumenkranz, Gregory S. Hageman, Julia A. Haller, Peter K. Kaiser, Carl D. Regillo, Elias Reichel, Lawrence Singerman, Michael J. Tolentino, Robert Weinstein and Lawrence A. Yannuzzi.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of OccuLogix, Inc. dated December 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCULOGIX, INC.

Date: December 16, 2005	By:	/s/Elias Vamvakas

Elias Vamvakas Chief Executive Officer